Exhibit 32(a)

CERTIFICATION PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

OF ANNUAL REPORT ON FORM 10-K

OF PINNACLE DATA SYSTEMS, INC.

FOR THE YEAR ENDED DECEMBER 31, 2008

The undersigned is the Chief Executive Officer of Pinnacle Data Systems, Inc. (the “Issuer”). This certification is made pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. This certification accompanies the Annual Report on Form 10-K of the Issuer for the annual period ended December 31, 2008.

I, Michael R. Sayre, certify that the Annual Report on Form 10-K for the period ended December 31, 2008, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)) and that information contained in the Annual Report on Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Issuer.

This certification is executed as of March 20, 2009.

/S/ MICHAEL R. SAYRE
Name:	Michael R. Sayre
Title:	Chief Executive Officer